EXHIBIT NO. 99

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

I. Available Funds
------------------
Total Principal Payments Received
   Full Prepayments Received                                                1,709,295.93
  Scheduled Principal Payments Received and Partial Prepayments             1,450,362.97
                                                                     --------------------
Total Principal Payments Received                                                               3,159,658.90
Interest Payments Received                                                    517,104.79
Supplemental Servicing Fees Collected                                           1,883.43
                                                                     --------------------
                                                                                                  518,988.22
                                                                                         --------------------
Total  Payments Attributed to Receivables                                                       3,678,647.12
Policy Claim Amount                                                                    -
Pre-Funding Earnings                                                            2,690.81
Monthly Capitalized Interest Amount                                            25,421.88
Income From Collection Account Eligible Investments                               151.90
Recoveries On Previously Liquidated Receivables                                        -
Liquidation Proceeds                                                                   -
Recoveries From Insurance / Warranties                                                 -
Repurchase Amount of Purchased Receivables                                    109,447.14
Total Other Cash Sources                                                                          137,711.73
                                                                                         --------------------
Total Available Funds before Spread Account                                                     3,816,358.85         3,816,358.85
Beginning Spread Account Balance                                               90,001.34
Spread Account Income                                                              17.30
Spread Account Deposit Prefunding #2                                                   -
Total Available Spread Account Funds                                                               90,018.64
                                                                                         --------------------
                            Total Available Funds                                               3,906,377.49
                                                                                         ====================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

II. Distributions
-----------------
                                                                              Amount Paid From    Deficiency Amount Paid
A.  Priority of Distributions *                                                  Collections       from Spread Account    Shortfall
-------------------------------
1a.  Basic Servicing Fee                    1.00%                                   61,884.32                 -                -
  b. Lock Box Fee                                                                           -                 -                -
2a. Backup Servicer Fee                     N/A                                      3,600.05                 -                -
  b. Trust Collateral Agent Fee                                                      2,400.04                 -                -
  c. Owner Trustee Fee                      $4,000.00 (paid by invoice)                333.33                 -                -
  d. Custodial Fees                                                                         -
3.  Class A Interest Payment Amount                                                 84,840.27                 -
     Class A-1                                                                      13,194.44                 -                -
     Class A-2                                                                      46,312.50                 -                -
     Class A-3                                                                      25,333.33                 -                -
4.  Class A Principal Payment Amount        94% Class A Note Factor              3,096,465.72                 -
     Class A-1                                                                   3,096,465.72                 -                -
     Class A-2                                                                              -                 -                -
     Class A-3                                                                              -                 -                -
5.  Note Insurer Payment                    0.45%                                   18,375.00                 -                -
                                                                                                ----------------
6.  Required Deposit to Spread Account                                             548,460.12                 -     2,781,525.34
7.  Class B Interest Payment Amount                                                         -                           3,562.50
8. Class B Principal Payment Amount                                                         -                          63,193.18
10. Excess Funds to Certificate Holders                                         (3,181,305.99)
                                                                             -----------------
                            Total Disbursements                                  3,816,358.85    $ 3,816,358.85
                                                                             -----------------  ================

* Previously Unpaid Amounts are included for all distributions

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

III. Note Balances
------------------
Class A-1 Original Balance                                                         10,000,000.00
Class A-1 Beginning Balance                                                        10,000,000.00
Class A-1 Principal Reduction                                                      (3,096,465.72)
                                                                         ------------------------
Class A-1 Ending Balance                                                                                  $6,903,534.28
                                                                                                 =======================

Class A-2 Original Balance                                                         27,000,000.00
Class A-2 Beginning Balance                                                        27,000,000.00
Class A-2 Principal Reduction                                                                  -
Class A-2 Ending Balance                                                                                 $27,000,000.00
                                                                                                 =======================

Class A-3 Original Balance                                                         12,000,000.00
Class A-3 Beginning Balance                                                        12,000,000.00
Class A-3 Principal Reduction                                                                  -
Class A-3 Ending Balance                                                                                 $12,000,000.00
                                                                                                 =======================

Class B Original Balance                                                              500,000.00
Class B Beginning Balance                                                             500,000.00
Class B Principal Reduction                                                                    -
                                                                         ------------------------
Class B Ending Balance                                                                                     $ 500,000.00
                                                                                                 =======================

IV. Spread Account
------------------
Beginning Balance                                                                      90,001.34
Income From Eligible Investments                                                           17.30
Deposits                                                                              548,460.12

Spread Account Required Amount                                                      3,420,021.40
Spread Account (Shortfall)/Excess                                                  (2,781,542.64)
Release of Excess To The Certificate Holder                                                    -
                                                                         ------------------------
Ending Balance                                         0.019507                                            $ 638,478.76
                                                                                                 =======================

V. Capitalized Interest Account
-------------------------------

Beginning Balance                                                                      89,290.32
Interest Earned                                                                            17.16
Amount to Collection Account                                                           25,421.88
Overfunded Capatilzed Interest                                                         34,720.05
Required Balance                                                                       29,165.55
                                                                         ------------------------
Excess                                                                                                              $ -
                                                                                                 =======================

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

VI. Pre-Funded Amount
---------------------
Beginning Balance                                                                                13,999,465.02
Plus: Pre-Funding Earnings                                                                            2,690.81
Less: Pre-Funding Distributions                                                                              -
                                                                                            -------------------
Ending Balance                                                                                                    $ 14,002,155.83
                                                                                                                ==================


VII. Receivables Performance
----------------------------

A.  General Information                                                      Units               Dollars
-----------------------
                                                                        ----------------    -------------------

Beginning Balance                                                                 3,204        36,000,534.98      $ 35,974,419.55
                                                                                                                        26,115.43
Scheduled Principal Payments Received and Partial Prepayments                                 (1,450,362.97)
Full Prepayments Received                                                                     (1,709,295.93)
Repurchased  Receivables                                                                         (109,447.14)
Principal Balance of Repossessed Vehicles Sold During Collection Period                 -                     -
Principal Balance of Other Liquidated Receivables                                                             -
Cram Down Losses                                                                                              -
New Loans                                                                                                    -
                                                                        ----------------    -------------------
Ending Balance                                                                    3,035          32,731,428.94
                                                                        ================    ===================

Initial Pool Balance                                                              3,204        36,000,534.98
                                                                                            ===================
Prefunding #1                                                                           -                     -
Prefunding #2                                                                           -                     -   $ 36,000,534.98
                                                                                                                ==================

Weighted Average Original Maturity                                                                        53.94
Weighted Average Remaining Term                                                                           45.49
Weighted Average Coupon                                                                                  9.079%

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

B.  Delinquency
---------------
                                                                                No. Of             rincipal             % of Rec.
                                                                              Receivables          Balance               Balance
                                                                            --------------      --------------      -------------
31 - 60 Days Delinquent                                                                10              78,183               0.24
61 - 90 Days Delinquent                                                                 1               6,365               0.02
                                                                            --------------      --------------      -------------
  Total                                                                                11           84,547.80               0.26
                                                                            ==============      ==============      =============

* Does not include contract exceptions that were not funded through securitization.

C. Defaults
-----------
   Principal Balance of Defaults (Current Month)                                                                               -

Cumulative Defaults                                                                                                             -
                                                                                                                    =============
Cumulative Default Ratio                                                                                                       -
                                                                                                                    =============

D. Net Loss Information
-----------------------
                                                                                                                      Principal/
Current Period Net Loss                                                                                               (Proceeds)
                                                                                                                    -------------
Principal Balance of Repossessed Vehicles Sold During Collection Period                                                        -
Cram Down Losses                                                                                                               -
Liquidation Proceeds                                                                                                           -
Recoveries From Insurance / Warranties                                                                                         -
Other Recoveries                                                                                                               -
                                                                                                                    -------------
   Total                                                                                                                       -
                                                                                                                    =============

Cumulative Net Loss
Previous Months Cumulative Net Loss                                                                                            -
Current Months  Net Loss                                                                                                       -
50% of Defaulted Contracts in Current Month                                                                                    -
                                                                                                                    -------------
Cumulative Net Loss                                                                                                            -
                                                                                                                    =============
Cumulative Net Loss Ratio                                                                                                      -
                                                                                                                    =============

F. Deferments
-------------
# of Current Period Deferments                                                                              -                  -
                                                                                                ==============      =============

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

VIII. Triggers
--------------

A. Calculations                                                                                     Second              Third
---------------                                                              Preceding             Preceding          Preceding
                                                                             Collection           Collection          Collection
Delinquency Ratio                                                              Period               Period              Period
-----------------                                                       -------------------    ----------------    --------------
Principal Balance of Receivables
  Of Any Scheduled Payment b/w 31 and 90 Days Past Due                         $ 84,547.80                 $ -                 -
Divided By: Ending Aggregate Principal Balance                             $ 32,731,428.94                 $ -                 -

                                                                        -------------------    ----------------    --------------
Delinquency Ratio                                                                    0.26%                 N/A               N/A
                                                                        ===================    ================    ==============

                                                                                                                   --------------
Average For The Three Preceding Collection Periods                                                                         0.26%
                                                                                                                   ==============

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

                                                                                          Second         Third
                                                                       Preceding        Preceding      Preceding
                                                                       Collection       Collection     Collection
Default Ratio                                                            Period           Period         Period
-------------                                                       -----------------  -------------  -------------
Principal Balance of all Defaulted Receivables                                   $ -            $ -              -
Divided By: Beginning Aggregate Principal Balance
  less Previous Defaults                                             $ 36,000,534.98            $ -              -
                                                                    -----------------  -------------  -------------
Default Ratio                                                                  0.00%            N/A            N/A
                                                                    =================  =============  =============  -------------
                                                                                                                        1.015000%
                                                                                                      -------------  =============
Average For The Three Preceding Collection Periods                                                               -      0.000000%
                                                                                                      =============


                                                                       During The        Second          Third
                                                                       Preceding        Preceding      Preceding
                                                                       Collection       Accounting     Accounting
Net Loss Ratio                                                           Period            Date           Date
--------------                                                      -----------------  -------------  -------------

Principal Balance Of Liquidated Receivables                                      $ -            $ -              -
Less: Liquidation Proceeds And Recoveries Received                                 -              -              -
Plus: Cram Down Losses                                                             -              -              -
                                                                    -----------------  -------------  -------------
Net Losses                                                                       $ -            $ -              -
                                                                    =================  =============  =============

Divided By: Beginning Aggregate Principal Balance less
  Previous Defaults                                                  $ 36,000,534.98            $ -              -
                                                                    -----------------  -------------  -------------

Net Loss Ratio                                                                 0.00%            N/A            N/A
                                                                    =================  =============  =============

                                                                                                      -------------
Average For The Three Preceding Collection Periods                                                               -
                                                                                                      =============

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

B. Triggers In Effect
---------------------
                                                                                                   Event of
                                                                    Actual        Performance      Default
                                                                    Ratio             Test           Test
                                                                 ----------      ------------     ----------
1.  Average Delinquency Ratio                                        0.26%             6.00%           0.08
                                                                 ==========      ============     ==========

2.  Annualized Default Ratio                                         0.00%            14.00%           0.16
                                                                 ==========      ============     ==========

3.  Annualized Net Loss Ratio                                        0.00%             8.50%           0.10
                                                                 ==========      ============     ==========


5.  Lock Box Collections                                            Actual
                            Month End                               Ratio            Trigger                  In Compliance
                                                                 ----------      ------------                 -------------
                                        1                           82.60%            80.00%                       Yes

United Fidelity Auto Receivables Trust 2002-A
Servicer's Certificate

Distribution Date:             October 15, 2002
Collection Period:             August 1, 2002  -     September 30, 2002
No Days in Collection Period                                         61

6.  Reserve/Trigger Events                                                Occurrences         Deemed Cured
                                                                       ---------------      -----------------
          Reserve Event                                                            No           N/A
          Trigger Event                                                            No           N/A
          Servicer Termination Event                                               No

7.  The Collection Period Above Corresponds To Month No.                       17
                                                                       ===============





              Executed by:
                           -------------------------------

                           Vice President Operations

                    Date:

                           -------------------------------